INCOME TAXES (Details) (USD $)	Dec. 31, 2013	Dec. 31, 2012
Income Taxes Details
Net Operating Loss Carryforward	$ 635,240	$ 60,400
Basis of Property & Equipment	178,429	81,600
(Less: Valuation Allowance)	(813,669)	(142,000)
Total Deferred Income tax asset, Net	$ 0	$ 0